On August 5, 2024, Security Investors, LLC (“SI”) made a voluntary capital contribution in the amount of $126,647 to Inverse Russell 2000® 2x Strategy Fund, relating to an operational issue. SI serves as the investment adviser to Inverse Russell 2000® 2x Strategy Fund. This capital contribution was a one-time payment to Inverse Russell 2000® 2x Strategy Fund with no contractual restrictions. This payment was not made to stabilize the value or liquidity of the Fund’s portfolio.